DEFINITIVE ADDITIONAL PROXY SOLICITING MATERIALS

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

CYCLACEL PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 30, 2017. Meeting Information CYCLACEL PHARMACEUTICALS, INC. Meeting Type: Annual Meeting For holders as of: April 5, 2017 Date: May 30, 2017 Time: 10:00 A.M. Location: 200 Connell Drive Suite 1500 Berkeley Heights, NJ 07922 You are receiving this communication because you hold shares in the company named above. CYCLACEL PHARMACEUTICALS, INC. 200 CONNELL DRIVE SUITE 1500 BERKELEY HEIGHTS, NJ 07922 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. E25861-P91444

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. NOTICE AND PROXY STATEMENT 2. FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 16, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E25862-P91444 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Annual Meeting of Stockholders of Cyclacel Pharmaceuticals, Inc. to be held at 10:00 A.M. E.D.T. on May 30, 2017 at 200 Connell Drive, Suite 1500, Berkeley Heights, NJ 07922, for the following purposes: The Board of Directors recommends you vote FOR the following: 1. Election of Class 2 Directors Nominees 01) Spiro Rombotis 02) Dr. David U'Prichard The Board of Directors recommends you vote FOR proposal 2: 2. Ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017. The Board of Directors recommends you vote FOR proposal 3: 3. Approve a proposed amendment to the Company's 2015 Equity Incentive Plan to increase the number of shares of common stock available for the grant of awards by 600,000 shares. The Board of Directors recommends you vote FOR proposal 4: 4. Approve by an advisory vote the compensation of the Company's named executive officers, as disclosed in the Company's proxy statement. NOTE: The Company will transact any other business that may properly be presented before the annual meeting or at any adjournment or postponement thereof. These items of business are more fully described in the Proxy Statement. The record date for the annual meeting is April 5, 2017. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. To vote now by Internet, go to www.proxyvote.com. E25863-P91444

Voting Items The Annual Meeting of Stockholders of Cyclacel Pharmaceuticals, Inc. to be held at 10:00 A.M. E.D.T. on May 30, 2017 at 200 Connell Drive, Suite 1500, Berkeley Heights, NJ 07922, for the following purposes: The Board of Directors does not have a recommendation for voting on the following proposal: 1. Election of Director Nominee 1a. Lloyd Sems NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If any other matters properly come before the meeting, the persons named in this proxy will vote in his discretion. These items of business are more fully described in the Proxy Statement. The record date for the annual meeting is April 5, 2017. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. To vote now by Internet, go to www.proxyvote.com. E25864-P91444

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